UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 13, 2025

Date of Report (Date of earliest event reported)

Bicycle Therapeutics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-38916	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blocks A & B, Portway Building, Granta Park Great Abington, Cambridge United Kingdom	CB21 6GS
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 1223 261503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.01 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.01 per share	BCYC	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On January 13, 2025, Bicycle Therapeutics, plc (the “Company”) issued a press release announcing updated topline zelenectide pevedotin data and highlighting 2025 strategic priorities and milestones.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company, regardless of any general incorporation language in such filing.

Item 8.01	Other Events

On January 13, 2025, the Company announced updated topline results, current as of the data cut-off on January 3, 2025, from its ongoing Phase 1 Duravelo-1 trial evaluating zelenectide pevedotin. The updated topline results evaluating zelenectide pevedotin 5 mg/m2 weekly plus pembrolizumab 200 mg once every three weeks in 22 first-line cisplatin-ineligible patients with mUC showed:

•	65% overall response rate (ORR) (13/20) among all efficacy-evaluable patients, and a 50% ORR (10/20) among patients with confirmed responses. Of the 3 unconfirmed responses, 1 patient remained on treatment at the time of the data cut.
•	Median duration of response (mDOR) is not yet mature, with 12 patients still on treatment at the time of the data cut.
•	Safety and tolerability profile continues to be broadly consistent with other Phase 1 zelenectide pevedotin monotherapy and combination cohorts. Adverse events of clinical interest such as peripheral neuropathy, skin reactions and eye disorders were primarily low grade. All cases of Grade 3 treatment-related adverse events (TRAEs) of clinical interest were reversible, and there were no Grade 4 or Grade 5 TRAEs of clinical interest. Notably, no patients withdrew from the study due to zelenectide TRAEs.

Item 9.01	Financial Statements and Exhibits

(a)	Exhibits

99.1	Press Release dated January 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2025	BICYCLE THERAPEUTICS PLC

	By:	/s/ Alethia Young
	Name:	Alethia Young
	Title:	Chief Financial Officer